UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2007 (May 17, 2007)

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On May 17, 2007, the Company announced that Edward G. Miller, currently executive vice president and chief operating officer of Kaman Music Corporation ("Kaman Music"), a subsidiary of the Company, will become president of Kaman Music upon the retirement of Robert H. Saunders, Jr., the subsidiary's current president, scheduled for June 30, 2007.  Kaman Music is the largest independent U.S. distributor of musical instruments and accessories, offering more than 20,000 products for amateurs and professionals.

Attached as Exhibit 99.1  is the Company's press release on this subject.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

The following document is furnished as an Exhibit pursuant to Item 8.01 hereof:

Exhibit 99.1 – Press Release of the company dated May 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Robert M. Garneau
Robert M. Garneau
Executive Vice President and
Chief Financial Officer

Date: May 17, 2007

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit 99.1	Press release dated May 17, 2007	Attached